REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2022, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on May 19, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.09213	48.49%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.09787	51.51%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.43721	32.87%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.89279	67.13%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.33000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 4/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	6.92%
Cumulative Distribution Rate on NAV^	4.04%
Cumulative Total Return on NAV*	3.07%
Average Annual Total Return on NAV for the 5 Year Period Ended 4/30/2022**	5.90%

^	Based on the Fund’s NAV as of April 30, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through April 30, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 30, 2022, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on June 17, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.07385	38.87%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11615	61.13%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.51106	33.62%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	1.00894	66.38%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.52000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 5/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	6.77%
Cumulative Distribution Rate on NAV^	4.51%
Cumulative Total Return on NAV*	5.88%
Average Annual Total Return on NAV for the 5 Year Period Ended 5/31/2022**	5.89%

^	Based on the Fund’s NAV as of May 31, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through May 31, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 29, 2022, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on July 22, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00984	5.18%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.18016	94.82%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.52090	30.46%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	1.18910	69.54%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.71000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 6/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.35%
Cumulative Distribution Rate on NAV^	5.51%
Cumulative Total Return on NAV*	-1.88%
Average Annual Total Return on NAV for the 5 Year Period Ended 6/30/2022**	4.82%

^	Based on the Fund’s NAV as of June 30, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through June 30, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 31, 2022, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on August 19, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.06812	35.85%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.12188	64.15%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.58902	31.01%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	1.31098	68.99%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.90000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 7/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.08%
Cumulative Distribution Rate on NAV^	5.90%
Cumulative Total Return on NAV*	2.45%
Average Annual Total Return on NAV for the 5 Year Period Ended 7/31/2022**	4.87%

^	Based on the Fund’s NAV as of July 31, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through July 31, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2022, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on September 20, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.07053	37.12%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11947	62.88%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.65955	31.56%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	1.43045	68.44%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	2.09000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 8/31/2022)
Annualized Distribution Rate as a Percentage of NAV^	7.24%
Cumulative Distribution Rate on NAV^	6.64%
Cumulative Total Return on NAV*	0.76%
Average Annual Total Return on NAV for the 5 Year Period Ended 8/31/2022**	4.82%

^	Based on the Fund’s NAV as of August 31, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through August 31, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact info:

Website: https://www.utilityincomefund.com

Email: info@utilityincomefund.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2022, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed- end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on October 24, 2022.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.19000	100.00%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.65955	28.93%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	1.62045	71.07%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	2.28000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2021 through 9/30/2022)
Annualized Distribution Rate as a Percentage of NAV^	8.52%
Cumulative Distribution Rate on NAV^	8.52%
Cumulative Total Return on NAV*	-13.75%

Average Annual Total Return on NAV for the 5 Year Period Ended 9/30/2022**	1.52%

^	Based on the Fund’s NAV as of September 30, 2022.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through September 30, 2022.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: info@utilityincomefund.com